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                THE DIRECTOR SELECT PLUS (SERIES I AND SERIES IR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

        SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED MAY 1, 2002

Effective July 1, 2002, the following revisions are applicable to the Prospectus describing your Contracts:

Under the section entitled "Highlights" under the sub-section "Will Hartford pay a Death Benefit?" the third paragraph that describes the Death Benefit for Contracts purchased in New York is deleted.

Under the section entitled "The Contract," under "Purchases and Contract Value," under the sub-section "Do I always get to keep my Payment Enhancements?", the last paragraph is deleted and replaced with the following:

          If you purchase your Contract in New York, Hartford will not recapture Payment Enhancements credited to your Contract Value in the 24 months prior to the Annuity Calculation Date when we determine the amount available for Annuity Payouts.

Under the section "The Contract" under the sub-section "Death Benefit" under the sub-section "What is the Death Benefit and how is it calculated?", the fourth paragraph that describes the Death Benefit for Contracts purchased in New York is deleted.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-3648
333-91925